                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              FEBRUARY 14, 2003


                            EQUITABLE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)




        PENNSYLVANIA                   1-3551                   25-0464690
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)




 ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA 15219
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code         (412) 553-5700
                                                   -----------------------------


                                      NONE
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          (Former name or former address, if changed since last report)


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ITEM 5.         Other Events


         Equitable Resources Inc. announced the adoption of new stock ownership guidelines on the January 30, 2003 teleconference with security analysts discussing financial results for the calendar year 2002. This filing provides specific information about the new stock ownership guidelines.

                           STOCK OWNERSHIP GUIDELINES


                                                                    New                Number of
                          Position                             EQT Guidelines          Employees
     --------------------------------------------          --------------------     ------------
     CEO                                                    8 times base salary              1
     CFO                                                    8 times base salary              1
     Direct Reports to CEO                                  4 times base salary              5
     Other Officers                                         2 times base salary              3
     Direct Reports to Officers and Key Employees         1-2 times base salary             60




         The program is designed to satisfy an individual employee's needs for portfolio diversification, while maintaining management stock ownership at levels high enough to assure shareholders of management's commitment to value creation. Shares personally held, stock held in employee benefit plans, and "time restricted" long-term incentive shares qualify toward meeting the plan requirement. As long as an employee maintains qualified shareholdings in excess of the applicable guideline, he or she may sell shares or exercise options for cash by selling shares ("cashless exercise"). The guidelines are mandatory for officers and recommended for other covered employees.

         In 2002, the Company established a new executive performance incentive share program to provide additional retention incentives for key executive employees. The 143,000 restricted shares awarded in 2002 under the program vest in 2005 in a range of 0-200% of the number of shares awarded, depending on the attainment of pre-set financial performance measures. Because the award is contingent, these restricted shares are not counted toward the stock ownership guidelines.


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                           OFFICER OWNERSHIP POSITION

                                                                             Stock           Approx.      Qualifying    Options
                                                                           Ownership         Required       Shares      Expiring
           Name                              Title                         Guideline         Shares+        Held         2003
  ---------------------         -------------------------------         --------------      ---------     ----------   --------

   Gerber, Murry S.              President & CEO                         8 times salary      132,000      329,963      100,000*
   Porges, David L.              EVP & Chief Financial Officer           8 times salary       75,000      158,946
   Funk, James M.                President - Equitable Supply            4 times salary       32,000       53,713
   O'Brien, Joseph E.            President - NORESCO                     4 times salary       28,000       42,702
   O'Loughlin, Johanna G.        Sr VP General Counsel & Corp Sec        4 times salary       26,000       31,199
   Crawford, Randall L.          President, Equitable Gas                4 times salary       20,000       17,592
   Cantrell, Arthur G.           President, Equitrans                    4 times salary       20,000       18,282
   Conti, Philip P.              VP Finance & Treasurer                  2 times salary       10,000       27,812
   Bergonzi, John A.             VP & Corporate Controller               2 times salary       10,000       34,672
   Petrelli, Charlene            VP Human Resources                      2 times salary       10,000        4,695

   + Assuming $35/share at current salaries.
   *Incentive options issued 5/4/98, expire 5/4/03. Mr. Gerber intends to exercise the expiring options and may employ a cashless exercise.




                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                EQUITABLE RESOURCES, INC.
                                     -----------------------------------------
                                                    (Registrant)




                                     By      /s/ DAVID L. PORGES
                                             -----------------------------------
                                                      David L. Porges
                                               Executive Vice President and
                                                  Chief Financial Officer




          FEBRUARY 14, 2003
        ---------------------